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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 1998
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                           COMPLETE MANAGEMENT, INC.
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            (Exact name of Registrant as specified in its charter)



  NEW YORK                          0-27260                  11-3149119
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 (State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)


                 254 West 31st Street, New York, New York 10001
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               (Address of principal executive office) (Zip Code)

                                 (212) 273-0600
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               Registrant's telephone number, including area code:


                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5:  Other Events.

         On February 9, 1998 the Registrant entered into an underwriting agreement with Prudential Securities Incorporated ("Prudential") for the public sale of 2,000,000 Common Shares of the Registrant (2,300,000 if Prudential exercises its over-allotment option), which is attached hereto as an exhibit.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits:

         A. Underwriting Agreement dated February 9, 1998 between the Registrant and Prudential Securities Incorporated.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPLETE MANAGEMENT, INC.


Date:    February 20, 1998                  By: /s/  Steven M. Rabinovici
                                               --------------------------
                                                     Steven M. Rabinovici,
                                                     President and Chief
                                                     Executive Officer